UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 17, 2015 (November 17, 2015)
GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)
(615) 367-7000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE. This Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") is an amendment to the Current Report of Form 8-K of Genesco Inc. dated November 12, 2015 (the "Original Form 8-K"). This Form 8-K/A is being filed to correct a typographical error in the date cited in the first sentence of Item 5.02 of the Original Form 8-K, which is corrected by this filing to be "February 1, 2016." This Form 8-K amends and restates in its entirety Item 5.02 of the Original Form 8-K. No other changes were made to the Original Form 8-K. References to the exhibits in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K and filed again in this Form 8-K/A.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 6, 2015, the board of directors of Genesco Inc. elected Kevin P. McDermott and David M. Tehle, as directors of the Company, effective February 1, 2016, and the Company issued a press release announcing the elections. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. As of the date of this Report, Messrs. McDermott and Tehle have not been named to committees of the board of directors.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 6, 2015, and effective on that date, the Company’s Board of Directors approved Amended and Restated Bylaws for the Company which include the following amendments:

Director Nominations (Article II, Section 6)

•	Make a technical clarification that clause (iii) of Section 6 of Article II of the Bylaws is the exclusive means by which a shareholder may bring a matter before a shareholders meeting;

•
Require additional disclosure regarding the extent of the ownership interests of the shareholder proponent and persons associated with such shareholder proponent (including those acting in concert with the shareholder proponent), including derivatives and short positions;

•
Require disclosure of all material relationships between any shareholder proponent or persons associated with such shareholder proponent (including those acting in concert with the shareholder proponent), and any director nominees;

•
Require disclosure of any understandings between any shareholder proponent or persons associated with such proponent, and any other persons, in connection with the nomination of any person for election as a director or other shareholder proposals;

•	Require disclosure of the same information required in respect of the director nominee as required for the proposing stockholder;

•	Require disclosure of other information as may reasonably requested by the Company;

•	Require the shareholder proponent to disclose whether or not such shareholder intends to solicit proxies in support of the proposed nominees;

•	Require the shareholder proponent to disclose whether or not such proponent intends to attend the meeting;

•	Require that any director nominees proposed by shareholders complete a written questionnaire regarding their qualifications and background in the form provided by the Company;

Notice of New Business (Article II, Section 7)

•	Make a technical clarification that clause (iii) of Section 7 of Article II of the Bylaws is the exclusive means by which a shareholder may bring a matter before a shareholders meeting;

•	Require disclosure of similar information required to be disclosed with respect to the shareholder proponent as noted above in connection with director nominations;

•	Require disclosure of more detailed information regarding the proposed business;

•	Clarify that the proposed business must be a proper matter for shareholder action;

Other Advance Notice Provisions

•
Require that a shareholder proponent update the Company prior to the date of the Company’s annual meeting if there are any changes in the information previously provided by the shareholder proponent (Article II, Section 8);

•
Clarify that if required information is not provided or is materially inaccurate, the nomination or proposal will not be considered as having been properly brought before the meeting and may be disregarded (Article II, Section 8);

•	Clarify that no adjournment or postponement of a meeting will restart the advance notice period (Article II, Section 8);

•
Require that the shareholder proponent comply with all applicable laws in connection with such shareholder’s acquisition of stock of the Company and such shareholder’s actions as a shareholder of the Company (Article II, Section 8); and

•	Provide that if the proposing shareholder does not attend the meeting, the proposal or nomination may be disregarded (Article II, Section 13).

The Amended and Restated Bylaws also include a new exclusive forum bylaw in Article XIV, Section 2 which:

•
Designates Tennessee courts (the Chancery Court for Davidson County, or if the Chancery Court lacks jurisdiction, U.S. District Court for the Middle District of Tennessee or another state court located in Davidson County) as the exclusive forum for the following disputes: (i) derivative actions; (ii) breach of fiduciary duty claims; (iii) claims arising under the Tennessee Business Corporation Act, the Company’s charter or Bylaws; and (iv) claims governed by the internal affairs doctrine; and

•	Allows the Company to waive the provision and consent to suit in other jurisdictions.

The Board determined that adoption of this provision is in the best interests of the Company and its shareholders for a number of reasons, including among others:

•
the importance of preventing the unnecessary diversion of the Company's resources to address costly, wasteful and duplicative multi-form litigation, in particular by reducing the risk of concurrently defending litigation in multiple jurisdictions and mitigating the risk of conflicting outcomes; and

•
facilitating increased consistency and predictability in litigation outcomes for the benefit of the Company and its shareholders, in particular by increasing the probability that litigation matters will be heard by judges with significant experience applying Tennessee corporate law.

The foregoing description of the Amended and Restated Bylaws and the amendments contained therein does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws which are filed herewith as Exhibit 99.2 and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Genesco Inc.

By:    /s/ Roger G. Sisson
Name:    Roger G. Sisson
Title:    Senior Vice President,
Secretary and General Counsel
Date: November 17, 2015

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated November 11, 2015
99.2	Amended and Restated Bylaws, November 6, 2015